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GE INVESTMENTS FUNDS, INC. -------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

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GE INVESTMENTS FUNDS, INC.

SMALL-CAP EQUITY FUND

1600 Summer Street

Stamford, Connecticut 06905

INFORMATION STATEMENT

June 6, 2014

Dear Contract Owner:

The enclosed Information Statement discusses actions that have been taken with respect to the Small-Cap Equity Fund (the “Fund”), a series of GE Investments Funds, Inc. (the “Company”).

The Board of Directors of the Company has approved a new investment sub-advisory agreement with SouthernSun Asset Management, LLC (“SouthernSun”). There will be no changes to the Fund’s investment objective and the aggregate advisory fee of the Fund will not increase as a result of this change.

The new sub-advisory agreement with SouthernSun has been approved because the prior sub-advisory agreement with SouthernSun, one of the Fund’s sub-advisers, terminated as a result of a change of control of SouthernSun, and the Fund’s adviser believes that having SouthernSun continue to serve as sub-adviser with respect to a portion of the Fund’s assets would be beneficial to both the Fund and its shareholders.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-800-242-0134 and we will be glad to assist you. Thank you for your continued support of GE Investments Funds, Inc.

Very truly yours,

/s/ Jeanne M. LaPorta
Jeanne M. LaPorta
President of GE Investments Funds, Inc.

GE INVESTMENTS FUNDS, INC.

SMALL-CAP EQUITY FUND

1600 Summer Street

Stamford, Connecticut 06905

INFORMATION STATEMENT

June 6, 2014

This document is an Information Statement relating to the Small-Cap Equity Fund (the “Fund”), a series of GE Investments Funds, Inc. (the “Company”). This Information Statement is being furnished on behalf of the Company’s Board of Directors by Genworth Life and Annuity Insurance Company and Genworth Life Insurance Company of New York (collectively, the “Insurance Companies”) to owners of variable annuity contracts and variable life insurance contracts (together, the “variable contracts”) issued by the Insurance Companies and having contract values on May 30, 2014 (the “Record Date”), allocated to sub-accounts of certain separate accounts (the “Separate Accounts”) of the Insurance Companies that are invested in shares of the Fund. This Information Statement and the attached materials are being mailed on or about June 25, 2014.

GE Asset Management Incorporated (“GEAM”) serves as the investment adviser and administrator to the Fund and is located at 1600 Summer Street, Stamford, CT 06905-7900. Champlain Investment Partners, LLC (“Champlain”); GlobeFlex Capital, L.P. (“GlobeFlex”); Kennedy Capital Management, Inc. (“Kennedy”); Palisade Capital Management, L.L.C. (“Palisade”); and SouthernSun Asset Management, LLC (“SouthernSun”) each serve as an investment sub-adviser to the Fund. Their principal offices are located at 180 Battery Street, Burlington, VT 05401; 4365 Executive Drive, Suite 720, San Diego, CA 92121; 10829 Olive Boulevard, St. Louis, MO 63141; One Bridge Plaza, Fort Lee, NJ 07024; and 6070 Poplar Avenue, Suite 300, Memphis, TN 38119, respectively. The Fund’s principal underwriter is GE Investment Distributors, Inc., whose principal office is located at 1600 Summer Street, Stamford, CT 06905. U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent and is located at 615 East Michigan Street, Milwaukee, WI 53202.

This is not a proxy statement and does not relate to a meeting of shareholders of the Fund. We are not asking you for a proxy and the Insurance Companies are not asking you for voting instructions. Please do not send us a proxy.

The expenses incurred in connection with preparing and delivering this Information Statement will be borne by SouthernSun. Copies of the Fund’s most recent annual report to shareholders are available on the Company’s website at www.geam.com/prospectus, or will be furnished without charge upon request by writing to the Fund at 1600 Summer Street, Stamford, CT 06905, or by calling 1-800-352-9910 (for Genworth Life and Annuity Insurance Company and Genworth Life Insurance Company of New York).

As of the Record Date: (i) there were issued and outstanding 2,855,000 shares of the Fund’s Class 1 shares; (ii) Exhibit A lists the variable contract owners who, to the knowledge of the Company, beneficially owned a 5% or greater voting interest in the Fund’s Class 1 shares; and (iii) officers and directors of the Company together beneficially owned (i.e., as owners of variable contracts) less than 1% of the Fund’s Class 1 shares.

Important Notice Regarding the Availability of the Information Statement:

This Information Statement and the Fund’s most recent annual report and semi-annual report to shareholders are available at www.geam.com/prospectus.

By Order of the Board of Directors

/s/ JoonWon Choe

JoonWon Choe

Secretary

Stamford, Connecticut

June 6, 2014

I.	Introduction

At a meeting held on March 6, 2014 (the “Meeting”), the Board of Directors of the Company (the “Board”), including the directors of the Company who are not “interested persons” (the “independent Board members”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved a new sub-advisory agreement (the “SouthernSun Agreement”) with SouthernSun. SouthernSun has served as one of the Fund’s investment sub-advisers with respect to a portion of the Fund’s assets since October 1, 2008. In December 2013, Affiliated Managers Group, Inc. (“AMG”), a global asset management company, reached an agreement to acquire a majority, equity ownership interest in SouthernSun (the “Transaction”). The Transaction was completed on March 31, 2014. Under the 1940 Act, the change in ownership of SouthernSun is deemed a change in control. As required by Section 15 of the 1940 Act, the prior sub-advisory agreement with SouthernSun (the “Prior Agreement”) provided for its automatic termination in the event of an assignment. The Transaction constituted an assignment of the Prior Agreement with GEAM, which caused the Prior Agreement to terminate in accordance with its terms.

GEAM recommended that the Board approve the new SouthernSun Agreement because GEAM believes that having SouthernSun continue to serve as sub-adviser with respect to a portion of the Fund’s assets would be beneficial to both the Fund and its shareholders. The SouthernSun Agreement became effective April 1, 2014. As a result of the Transaction, there were no changes in the nature, extent or quality of the sub-advisory services provided by SouthernSun, or in the portfolio management of the Fund with respect to the assets it manages. Additionally, there was no increase in the sub-advisory fees paid to SouthernSun by GEAM, nor was there any increase in the total advisory fees paid by the Fund as a result of the Transaction.

The total advisory and administration fees paid for the fiscal year ended December 31, 2013 to GEAM for the Fund and the total sub-advisory fees paid by GEAM to the sub-advisers of the Fund are shown in Exhibit B.

Pursuant to an exemptive order issued to the Company and GEAM by the U.S. Securities and Exchange Commission (“SEC”) on July 28, 2009, shareholder approval of the SouthernSun Agreement was not obtained. The exemptive order permits GEAM, subject to the approval of and oversight by the Board, to enter into sub-advisory agreements with sub-advisers with which it is not affiliated and to make certain changes to existing sub-advisory agreements without shareholder approval. Even though shareholder approval is not being sought with respect to the approval of the SouthernSun Agreement, the exemptive order requires that the Company provide shareholders and variable contract owners with this Information Statement containing information about SouthernSun, the circumstances surrounding the Board’s approval of the SouthernSun Agreement, and the material terms of the SouthernSun Agreement.

II.	SouthernSun Asset Management, LLC

A.	Information Regarding SouthernSun

SouthernSun is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and was originally formed in 1989 to focus on both U.S. and international value small and mid-cap companies, primarily serving the institutional marketplace. On March 31, 2014, AMG acquired a majority, equity ownership interest in SouthernSun. As of December 31, 2013, SouthernSun had approximately $5.3 billion in assets under management. Since October 1, 2008, SouthernSun (initially as SouthernSun Inc.) has served as sub-adviser to the Fund and to one other small-cap equity investment company managed by GEAM.

GEAM has allocated a portion of the Fund’s assets to SouthernSun (the “SouthernSun Allocated Assets”) to be managed by a team of investment professionals led by Mr. Michael Cook. Mr. Cook is primarily responsible for the strategy of the SouthernSun Allocated Assets. Mr. Cook is responsible for all portfolio management activities for SouthernSun, and has more than 25 years of investment management experience. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Front Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

Additional information about SouthernSun and AMG, including their principal executive officers and directors, and other investment companies that have an investment objective similar to that of the SouthernSun Allocated Assets for which SouthernSun provides investment sub-advisory services, is provided in Exhibit C.

B.	Material Terms of the SouthernSun Agreement

The following discussion is a description of the material terms of the SouthernSun Agreement. This description is qualified in its entirety by reference to the form of the SouthernSun Agreement, which is attached as Exhibit D to this Information Statement.

The terms and conditions of the SouthernSun Agreement are substantially identical to the terms and conditions of the Prior Agreement, including the rate of compensation to be paid to SouthernSun by GEAM, except for the date of the SouthernSun Agreement and the deletion of a provision requiring SouthernSun to provide a certain minimum investment management capacity to GEAM. As with the Prior Agreement, the SouthernSun Agreement will provide, subject to the oversight and supervision of GEAM and the Board, a continuous investment program for the Fund with respect to the SouthernSun Allocated Assets, including investment research and management. SouthernSun will bear all expenses incurred by it in connection with its investment sub-advisory services under the SouthernSun Agreement, as under the Prior Agreement. As with the Prior Agreement, the SouthernSun Agreement may only continue in effect for a period of more than two years from the date of its execution, if such continuance is specifically approved at least annually by the Board. As with the Prior Agreement, the SouthernSun Agreement is not assignable and may be terminated without penalty by either SouthernSun or GEAM upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to SouthernSun. As with the Prior Agreement, the SouthernSun Agreement provides that SouthernSun may render similar sub-advisory services to other clients so long as the services that it provides under the Sub-Advisory Agreement are not impaired thereby. As with the Prior Agreement, the SouthernSun Agreement also provides that SouthernSun shall not be liable for any loss suffered by the Fund, the Company or its shareholders, or by GEAM except (i) for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties under the SouthernSun Agreement, (ii) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, and (iii) for any loss suffered as a result of any negligent act or omission by SouthernSun relating to or arising out of any breach by SouthernSun of its responsibilities with respect to the valuation of the Fund’s portfolio securities.

As with the Prior Agreement, under the SouthernSun Agreement, the Company agrees to indemnify and hold SouthernSun, its officers and directors, and any person who controls SouthernSun harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the registration statement, any proxy statement, or any annual or semi-annual report to investors in the Fund (other than a misstatement or omission relating to disclosure about SouthernSun approved by SouthernSun or provided to GEAM or the Company by SouthernSun or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by SouthernSun of the SouthernSun Agreement).

As with the Prior Agreement, under the SouthernSun Agreement, SouthernSun will be responsible for providing an investment program for the SouthernSun Allocated Assets, including the investment research and management, subject to the oversight and supervision of GEAM and the Board. SouthernSun will determine from time to time what investments will be purchased, retained, or sold by the Fund with respect to SouthernSun Allocated Assets and will be responsible for placing purchase and sell orders for the SouthernSun Allocated Assets. SouthernSun will also consult with GEAM regarding matters pertaining to the Fund, including market strategy and portfolio characteristics. As with the Prior Agreement, among its duties under the SouthernSun Agreement, SouthernSun will (1) provide GEAM and the Board with reports and other information about the SouthernSun Allocated Assets, (2) assist GEAM and the Board in determining the fair value of illiquid investments held as part of the SouthernSun Allocated Assets, (3) assist the Fund’s accounting services agent or GEAM to obtain independent sources of market values for other portfolio investments, and (4) cooperate fully with GEAM and the Company’s Chief Compliance Officer with respect to all compliance-related matters regarding the SouthernSun Allocated Assets.

Neither the sub-advisory fees paid to SouthernSun by GEAM, nor the advisory fee paid by the Fund to GEAM changed as a result of the Transaction and approval of the SouthernSun Agreement. As described above, GEAM, and not the Fund, is responsible for payment of the sub-advisory fees to SouthernSun under the SouthernSun Agreement. The fees payable to SouthernSun pursuant to the SouthernSun Agreement are included in the advisory fees paid to GEAM. For the fiscal year ended December 31, 2013, the aggregate sub-advisory fees paid by GEAM to the sub-advisers of the Fund are shown in Exhibit B.

C.	Approval of the SouthernSun Agreement with SouthernSun by the Board and the Independent Board Members

At the Meeting, the Board, including the independent Board members, considered the Transaction. At the Meeting, the Board was advised that the Transaction would result in a change of control of SouthernSun, and, consequently, the assignment and automatic termination of the previous sub-advisory agreement with SouthernSun pursuant to the terms of said agreement and provisions of the 1940 Act. At the Meeting, the Board discussed the Transaction with representatives of GEAM, as well as the terms of the new sub-advisory agreement and the implications, if any, that the closing of the Transaction would have for SouthernSun’s performance as an investment sub-adviser to the Fund. At the Meeting, representatives of GEAM confirmed that there would be no change in SouthernSun’s investment process or personnel who have been principally responsible for managing its allocated portion of the Fund as a result of the Transaction. In addition, representatives of GEAM confirmed that SouthernSun continued to effectively complement the Fund’s other sub-advisers and that the terms of the new sub-advisory agreement with SouthernSun were substantially the same in all material respects to the previous sub-advisory agreement with SouthernSun.

In order for SouthernSun to provide uninterrupted investment sub-advisory services to the Fund after consummation of the Transaction, the Board, including a majority of the independent Board members, approved the continuation of SouthernSun as a sub-adviser for the Fund and the new sub-advisory agreement with SouthernSun, effective upon consummation of the Transaction. In determining whether to approve the new sub-advisory agreement with SouthernSun, the Board considered the materials prepared by GEAM and SouthernSun received in advance of the annual contract renewal Board meetings held on December 11 and 13, 2013 and the Meeting and other information, which included: (i) a copy of a form of the new sub-advisory agreement with SouthernSun; (ii) information regarding the process by which GEAM initially recommended SouthernSun for Board approval, and more recently, recommended that the Board approve the continuation of SouthernSun, and GEAM’s rationale for retaining SouthernSun following the closing of the Transaction; (iii) information regarding the nature, extent and quality of the services that SouthernSun provided to the Fund; (iv) information regarding SouthernSun’s reputation, investment management business, personnel, and operations, and the effect that the Transaction may have on SouthernSun’s business and operations; (v) information regarding SouthernSun’s brokerage and trading policies and practices; (vi) information regarding the level of sub-advisory fees charged by SouthernSun; (vii) information regarding SouthernSun’s compliance program;

(viii) information regarding SouthernSun’s historical performance returns managing its allocated portion of the Fund and investment mandates similar to the Fund’s investment mandate, including information comparing that performance to a relevant index; and (ix) information regarding SouthernSun’s financial condition before and after the Transaction. The Board also considered the substance of its discussions with representatives of GEAM at the December 13, 2013 Board meeting and the Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act. In particular, the Board members focused on the following:

The Nature, Extent and Quality of Services Expected to be Provided.

The Board reviewed the services expected to be provided to the Fund by SouthernSun. The Board noted that as a result of the Transaction, there would be no changes in the nature, extent or quality of the sub-advisory services currently provided by SouthernSun, or in the portfolio management of the Fund with respect to the assets it managed. The Board focused on its extensive past experiences with SouthernSun in connection with its services as a sub-adviser to the Fund. The Board considered SouthernSun’s attributes relating to its investment philosophy oriented toward long-term performance, its process for selecting investments, and its experienced professionals, including research analysts and portfolio managers with experience involving small-cap equity securities. The Board also considered the review process undertaken by GEAM and GEAM’s favorable assessment of the nature and quality of the investment sub-advisory services provided and expected to be provided to the Fund by SouthernSun after consummation of the Transaction.

In light of the foregoing, the Board, including the independent Board members, concluded that the services expected to be provided by SouthernSun would be satisfactory and would have the potential to benefit the Fund.

Investment Performance of SouthernSun.

The Board members considered the investment performance of SouthernSun for various periods focusing on SouthernSun’s investment performance with respect to the Fund and its history of sub-advising the Fund. The Board members reviewed detailed information provided by GEAM and SouthernSun comparing SouthernSun’s performance to that of relevant securities indices and peer groupings over these periods, at the Meeting as well as the annual contract renewal meetings held on December 11 and 13, 2013. On this basis, the Board, including the independent Board members, concluded that SouthernSun’s historical performance record in managing its allocated portion of the Fund’s investment portfolio, when viewed together with the other factors considered by the Board, supported a decision to approve the new sub-advisory agreement with SouthernSun.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund.

The Board considered the proposed fee payable under the new sub-advisory agreement with SouthernSun, noting that the fee would be paid by GEAM, and not the Fund, and, thus,

would not impact the fee paid by the Fund. The Board considered that the proposed fee to be paid to SouthernSun by GEAM under the new sub-advisory agreement with SouthernSun was the same as the fee paid under the previous sub-advisory agreement with SouthernSun and had been negotiated at arm’s-length. Given the arm’s-length nature of the arrangement, the Board concluded that the fee payable to SouthernSun by GEAM under the new sub-advisory agreement with SouthernSun with respect to the assets to be allocated to SouthernSun was reasonable and appropriate.

In addition, the Board recognized that, because the fee payable to SouthernSun was the same as the fee paid under the previous sub-advisory agreement and would continue to be paid by GEAM, the Transaction had no impact on the profitability of the Fund to GEAM and an analysis of profitability in general was more appropriate in the context of the Board’s consideration of the advisory agreement with GEAM. Accordingly, considerations of profitability with respect to approval of the new sub-advisory agreement with SouthernSun were not relevant to the Board’s determination to approve the agreement.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fee, because GEAM will pay SouthernSun out of its advisory fees received from the Fund, and noted that the Board considered economies of scale for the Fund in connection with the annual renewal of GEAM’s advisory agreement with the Fund.

Comparison of Services to be Rendered and Fees to be Paid.

The Board discussed the services expected to be provided to the Fund by SouthernSun, and the proposed fee to be charged to GEAM for those services. The Board members noted they had reviewed information regarding the proposed sub-advisory fee at the meetings held on December 11 and 13, 2013, and noted that it would be competitive with applicable peer group averages.

The Board, including the independent Board members, concluded that, based on this information, the proposed sub-advisory fee would be reasonable in relation to the services expected to be provided to the Fund.

Fall-Out Benefits.

The Board considered that there may be financial benefits that SouthernSun derives from its relationship with GEAM and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fee to SouthernSun.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent Board members, concluded that the new sub-advisory agreement with SouthernSun was in the best interest of the Fund and its shareholders.

III.	Other Information

Information	Regarding the Company

The Company is a Virginia corporation organized on May 14, 1984, and is registered with the SEC as an open-end management investment company under the 1940 Act. One series of shares of capital stock representing an interest in the Fund is registered with the SEC under the Securities Act of 1933, as amended: Class 1. The principal executive offices of the Company are located at 1600 Summer Street, Stamford, CT 06905.

The Separate Accounts are the only shareholders of record of Class 1 shares of the Fund. Each Separate Account is a segregated asset account established by an Insurance Company. Certain Separate Accounts are registered with the SEC under the 1940 Act as unit investment trusts, whereas other Separate Accounts are excluded from the definition of “investment company” for purposes of the 1940 Act, and therefore are not registered with the SEC under the 1940 Act. Purchase payments made by a variable contract owner and contract value under a variable contract may be allocated to one or more of the sub-accounts of each Separate Account that invest in shares of the Fund.

Shareholder Proposals

As a general matter, the Fund does not hold annual or regular meetings of the shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders should send their written proposals to the Secretary of the Fund, 1600 Summer Street, Stamford, CT 06905. They must be received by the Fund within a reasonable period of time prior to any such shareholder meeting.

Affiliated Brokerage

For the fiscal year ended December 31, 2013, the Fund did not pay brokerage commissions to any affiliated broker-dealer.

PLEASE RETAIN THIS INFORMATION STATEMENT FOR FUTURE REFERENCE

EXHIBIT A

BENEFICIAL OWNERSHIP OF FUND SHARES IN EXCESS OF 5%

To the Company’s knowledge, the following persons are the only persons known to be the beneficial owners of more than five percent of the Fund’s Class 1 shares as of the Record Date.

Fund	Name and Address	Amount of Beneficial Ownership	Share Class	Percentage of Share Class

GE Investments Small-Cap Equity Fund	Genworth Life and Annuity Insurance Company 6610 W Broad Street Bldg 3, 5th Floor Richmond, VA 23230	2,702,557	Class 1	94.7%

GE Investments Small-Cap Equity Fund	Genworth Life Insurance Company of New York 6610 W Broad Street Bldg 3, 5th Floor Richmond, VA 23230	152,443	Class 1	5.3%

A-1

EXHIBIT B

INFORMATION ON AGGREGATE FEES PAID TO GEAM AND SUB-ADVISERS OF THE SMALL-CAP EQUITY FUND

During the fiscal year ended December 31, 2013, GEAM received total advisory and administration fees in the amount set forth below:

Fund	Total Fees for Fiscal Year Ended 12/31/13	Fees Waived and Expenses Reimbursed for Fiscal Year Ended 12/31/13
Small-Cap Equity Fund	$436,871	$(2,656)

During the fiscal year ended December 31, 2013, GEAM paid aggregate sub-advisory fees to the sub-advisers of the Small-Cap Equity Fund in the amount set forth below:

Aggregate Fee Paid by GEAM to the Sub-Advisers below	Total Fees for Fiscal Year Ended 12/31/13	Fees Waived and Expenses Reimbursed for Fiscal Year Ended 12/31/13

Palisade Capital Management, L.L.C., Champlain Investment Partners, LLC, SouthernSun Asset Management, LLC, GlobeFlex Capital, L.P. and Kennedy Capital Management, Inc.	$281,074	N/A

B-1

EXHIBIT C

Additional Information Regarding SouthernSun and Affiliated Managers Group, Inc.

SouthernSun has its principal office located at 6070 Poplar Avenue, Suite 300, Memphis, TN 38119. Affiliated Managers Group, Inc. indirectly owns a majority equity interest in SouthernSun and certain SouthernSun employees own the remaining equity interests. Schedules of the direct and indirect ownership of SouthernSun can be found on Part 1A of SouthernSun’s Form ADV available at www.sec.gov.

Set forth below are the names and titles of the senior officers and directors of SouthernSun. Unless otherwise indicated, the address of each individual is the same as the principal office of SouthernSun.

Name	Title
Michael W. Cook	Chief Executive Officer/Chief Investment Officer/Principal/Management Committee Member
William P. Halliday	Chief Operating Officer/Chief Compliance Officer/Principal/Management Committee Member
James P. Dorman, CFA	Senior Analyst/Principal
Michael S. Cross	Senior Analyst/Principal/Management Committee Member
Philip W. Cook	Senior Analyst/Principal/Management Committee Member
Peter W. Matthews, CFA, CPA	Senior Analyst/Principal
S. Elliott Cunningham	Senior Analyst/Principal

SouthernSun acts as investment sub-adviser to the following registered investment companies that have a similar investment objective to the SouthernSun Allocated Assets of the Fund:

Fund Name	Net Assets*	Sub-Advisory Fee Rate

AMG SouthernSun Small Cap Fund	$850,747,463	0.85%**
GE Institutional Funds - Small-Cap Equity Fund	$1,334,846,376	***

*	As of December 31, 2013. For AMG SouthernSun Small Cap Fund, net assets are of a predecessor fund, SouthernSun Small Cap Fund, a series of Northern Lights Fund Trust.
**	SouthernSun has agreed to waive its management fees and/or to make payments to limit the fund’s expenses so that the total annual operating expenses of the fund’s Investor Class and Institutional Class will not exceed 1.50% and 1.25%, respectively, of average daily net assets.
***	Pursuant to a manager of managers exemptive order received from the SEC, GE Institutional Funds - Small-Cap Equity Fund is not required to disclose sub-advisory fee rates. For the fiscal year ended September 30, 2013, the aggregate sub-advisory fees paid by GEAM to SouthernSun and the other sub-advisers of the GE Institutional Funds - Small-Cap Equity Fund were $6,653,539.

C-1

SouthernSun does not have any formal soft dollar arrangements at this time. Although SouthernSun may receive research from brokers with whom it trades, SouthernSun does not have any commitment to utilize the research or research-related products from any broker-dealer or third party on a soft dollar commission basis. SouthernSun does not execute portfolio transactions through affiliated brokers.

None of the current directors or officers of the Fund currently holds an office with, or is employed by, SouthernSun, or has purchased or sold securities or ownership interests of SouthernSun, its parent, or subsidiaries (if any) during the Fund’s most recently completed fiscal year.

Additional Information Regarding Affiliated Managers Group, Inc.

The principal offices of Affiliated Managers Group, Inc. are located at 600 Hale Street, Prides Crossing, Massachusetts 01965.

The following persons are the senior officers of Affiliated Managers Group, Inc.:

Name	Title
Sean M. Healey	Chairman/Chief Executive Officer
Nathaniel Dalton	President/Chief Operating Officer
Jay C. Horgen	Chief Financial Officer
Andrew Dyson	Executive Vice President/Head of Global Distribution
John Kingston, III	Vice Chairman/General Counsel

C-2

EXHIBIT D

FORM OF SUB-ADVISORY AGREEMENT FOR THE FUND BETWEEN GEAM AND SOUTHERNSUN

GE INVESTMENTS FUNDS, INC.

SMALL-CAP EQUITY FUND

SUB-ADVISORY AGREEMENT

This agreement (“Agreement”) is made as of April 1, 2014, by and among GE ASSET MANAGEMENT INCORPORATED (“GEAM”), a Delaware corporation, GE INVESTMENTS FUNDS, INC., a Virginia corporation (“Company”), on behalf of the SMALL-CAP EQUITY FUND (“Fund”), a series of the Company, solely with respect to Section 13(b) of this Agreement, and SOUTHERNSUN ASSET MANAGEMENT, LLC, a Delaware company (“Sub-Adviser”).

RECITALS

WHEREAS, GEAM has entered into an Investment Advisory and Administration Agreement dated March 16, 2000 (“Advisory Agreement”) with the Company, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the Fund, a series of the Company;

WHEREAS, pursuant to Section 1 of the Advisory Agreement, GEAM is authorized to delegate its investment advisory responsibilities to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, GEAM wishes to retain the Sub-Adviser to furnish certain investment advisory services to GEAM and the Fund, and the Sub-Adviser is willing to furnish those services;

WHEREAS, subject to the approval of the Fund’s Board of Directors, GEAM may retain additional sub-advisers to furnish similar investment advisory services to GEAM and the Fund, and may at its sole discretion, allocate the Fund’s assets among the Fund’s sub-advisers to be managed in accordance with their respective sub-advisory agreements;

WHEREAS, GEAM intends that this Agreement will become effective when approved in accordance with Section 15 of the 1940 Act; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.	Appointment.

GEAM hereby appoints the Sub-Adviser as an investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser further acknowledges and agrees that such appointment as an investment sub-adviser to the Fund is limited to those Fund assets allocated to the Sub-Adviser by GEAM, which may be changed from time to time at the sole discretion of GEAM (“Allocated Assets”). The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Company, the Fund or GEAM in any way or otherwise be deemed an agent of the Company, the Fund or GEAM.

2.	Duties as Sub-Adviser.

(a) Subject to the oversight and supervision of GEAM and the Board of Directors of the Company (the “Board”), the Sub-Adviser will provide a continuous investment program for the Fund with respect to the Sub-Adviser’s Allocated Assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund with respect to such Allocated Assets. The Sub-Adviser will be responsible for placing purchase and sell orders for the Allocated Assets. The Sub-Adviser will consult with GEAM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Registration Statement (as defined below), the Constituent Documents (as defined below), the Investment Guidelines (as defined below), and applicable law. In this connection and in connection with the further duties set forth in this Section 2 as provided below, the Sub-Adviser shall provide GEAM and the Board with such periodic reports and documentation as GEAM or the Board shall reasonably request regarding the Sub-Adviser’s management of the Fund’s Allocated Assets, compliance with applicable laws and rules and the Registration Statement and all requirements hereunder. The Sub-Adviser acknowledges that copies of the Company’s current registration statement on Form N-1A and any amendments or supplements thereto (“Registration Statement”), and the Company’s Amended and Restated Articles of Incorporation and By-Laws, if any, (“Constituent Documents”), each as currently in effect, have been delivered to the Sub-Adviser.

(b) The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (i) the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, (ii) the Constituent Documents, (iii) all investment guidelines, policies, procedures or directives of the Company or GEAM as provided to the Sub-Adviser (“Investment Guidelines”), (iv) the 1940 Act and the rules promulgated thereunder, (v) the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules promulgated thereunder, and (vi) other applicable federal and state laws and related regulations. To the extent that the Investment Guidelines applicable to the Sub-Adviser’s Allocated Assets is inconsistent with the investment restrictions applicable to the Fund’s total assets as set forth in the Registration Statement, the Sub-Adviser shall comply with the policies, procedures and directives as set forth in the Investment Guidelines. GEAM shall promptly notify the Sub-Adviser of changes to (i), (ii) or (iii) above and shall consult with Sub-Adviser before making any changes relating solely to the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, as well as to the policies, procedures and directives set forth in the Investment Guidelines. In particular, the Sub-Adviser shall take all actions necessary with respect to the Allocated Assets, as if they were the Fund itself, to ensure that the Allocated Assets, if they were the Fund, would: (A) satisfy the asset diversification requirements set forth under Section 851(b)(3) of sub-chapter M of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations thereunder (“Regulations”), (B) satisfy the gross income qualification requirements as set forth under Section 851(b)(2) of the Code and Regulations, and (C) comply with the diversification requirements of Section 817(h) of the Code and Regulations, as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued.

(c) The Sub-Adviser shall take all actions which it considers necessary to implement the investment objectives and policies of the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund’s Allocated Assets with brokers or dealers selected by it. For that limited purpose, the Sub-Adviser is authorized as the agent of the Company to give instructions to the Company’s custodian(s) as to deliveries of securities or other investments and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board.

In addition to seeking the best price and execution, to the extent covered by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and applicable guidance of the Securities and Exchange Commission (the “SEC”), the Sub-Adviser is also authorized to take into consideration other relevant factors which may include, without limitation: (i) the execution capabilities of such brokers and dealers, (ii) research, brokerage and other services provided by brokers and dealers which the Sub-Adviser believes will enhance its general portfolio management capabilities, (iii) the size of the transaction, (iv) the difficulty of execution, (v) the operational facilities of such brokers and dealers, (vi) the risk to such a broker or dealer of positioning a block of securities, and (vii) the overall quality of brokerage and research services provided by such brokers and dealers. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund. The policies with respect to brokerage allocation, determined from time to time by the Board, are those disclosed in the Registration Statement. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser to each account and otherwise in accordance with the Sub-Adviser’s procedures approved by the Board.

(d) Only with prior written consent from GEAM and subject to: (i) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement, (ii) the provisions of the 1940 Act and the Advisers Act, (iii) the provisions of the 1934 Act, and (iv) other applicable provisions of law, the Sub-Adviser or an affiliated person of the Sub-Adviser or of GEAM may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund. Such brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Company for such services in addition to the Sub-Adviser’s fees for services under this Agreement.

(e) The Sub-Adviser shall maintain, in the form and for the periods required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Company pursuant to the requirements of Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all books and records which it maintains for the Fund or the Company are the property of the Company and further agrees to surrender the same to GEAM or the Company upon GEAM’s or the Company’s request (provided, however, that Sub-Adviser may retain copies of such records). The Sub-Adviser agrees to furnish the Board and GEAM with such periodic and special reports regarding the Fund’s investments and records relating to the same as the Board or GEAM reasonably may request. Further, the Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Company, GEAM or their respective agents at all reasonable times during normal business hours upon reasonable notice.

(f) At such times as shall reasonably be requested, the Sub-Adviser will provide to the Board and GEAM economic and investment analyses and reports, information required in the Registration Statement and information necessary for GEAM and the Board to review the Fund or discuss the management of it. The Sub-Adviser will provide quarterly reports setting forth the Fund’s performance with respect to the Allocated Assets and the Sub-Adviser’s private account composite performance and will complete on a quarterly basis the checklist provided to it by GEAM regarding the Fund’s investments and transactions. The Sub-Adviser shall make available to the Board and GEAM any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser. The Sub-Adviser will make available its officers and employees to meet with the Board on reasonable notice to review the Fund’s investments.

(g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board in determining the fair valuation of any illiquid portfolio securities held within the Allocated Assets and will assist the Company’s accounting services agent or GEAM to obtain independent sources of market value for all other portfolio securities.

Further, the Sub-Adviser shall be responsible to ensure that the Fund and/or GEAM is promptly notified of any and all instances in which the Sub-Adviser knows or should have reason to know that the available price or value of a portfolio security does not represent the fair value of the instrument, or that there is no price or value available from any source with respect to a particular instrument and that such instrument should accordingly be subject to a fair valuation determination in accordance with procedures adopted by the Board, as amended from time to time.

(h) At such times as shall be reasonably requested by GEAM, the Sub-Adviser shall review and certify in writing that the information stated in the Company’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets, including investment objectives, strategies and related risks, and its performance history is true, correct and complete to the best of its knowledge.

(i) The Sub-Adviser will promptly notify GEAM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or members, as applicable, and any changes in the key personnel of the Sub-Adviser, including without limitation, any change in the portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after such change. Notwithstanding the foregoing, the Sub-Adviser will promptly notify GEAM of any existing agreement, or upon entering into any agreement, that may result in a change of control of the Sub-Adviser, including without limitation the retention of an agent to assist in the sale of all, or a significant portion, of the business of the Sub-Adviser.

(j) The Sub-Adviser will calculate its private account composite performance in compliance with the Global Investment Performance Standards of the CFA Institute Centre for Financial Market Integrity and such performance will be reviewed at least annually by an independent accounting firm.

(k) Unless GEAM gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in a prudent and diligent manner, vote proxies in the best interests of shareholders as may be necessary or advisable in connection with any matters submitted to a vote of shareholders and shall provide GEAM with its proxy voting procedures and guidelines and any amendments thereto.

3.	Expenses.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement.

4.	Supplemental Arrangements

The Sub-Adviser may enter into arrangements with other persons affiliated with the Sub-Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Adviser, other than the brokerage services provided in Section 2(d) herein.

5.	Prohibited Conduct

In providing the services described in this Agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by GEAM, including the Fund, regarding transactions in portfolio securities or other portfolio investments of the Fund.

6.	Compensation.

For the services rendered, the facilities furnished and the expenses assumed by the Sub-Adviser, GEAM shall pay the Sub-Adviser no later than the thirtieth (30th) day following the end of each calendar quarter, a fee based on the net assets attributable to the aggregate Allocated Assets of the small-cap equity funds managed by GEAM and sub-advised by the Sub-Adviser, as provided in Schedule A to the Agreement.

7.	Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Company as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with GEAM and the Company and its directors and officers, including the Company’s Chief Compliance Officer (“CCO”), with respect to all compliance-related matters, including the Company’s efforts to assure that each of its service providers adopts and maintains written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Company, GEAM and Sub-Adviser. In this regard, the Sub-Adviser shall:

(i)	submit to the Board for its consideration and approval, the Sub-Adviser’s applicable compliance policies and procedures;

(ii)	submit to the Board for its consideration and approval, annually (and at such other times as the Company may request), a written report (“Report”) fully describing the results of the Sub-Adviser’s review of the adequacy of its compliance policies and procedures, including its assessment of the effectiveness of such policies and procedures and a description of any material amendments to such policies and procedures since the more recent of: (A) the Board’s approval of such policies and procedures or (B) the most recent Report;

(iii)	provide periodic reports discussing the Sub-Adviser’s compliance program and special reports in the event of material compliance matters;

(iv)	permit GEAM and the Company and its directors and officers to become familiar with the Sub-Adviser’s operations and understand those aspects of the Sub-Adviser’s operations that may expose GEAM and the Company to compliance risks or lead to a violation by the Company, GEAM or the Sub-Adviser of the federal securities laws;

(v)	provide GEAM, the Company and its directors and CCO with such certifications regarding compliance as may be reasonably requested; and

(vi)	make the Sub-Adviser’s personnel and compliance policies and procedures reasonably available to such personnel as GEAM and the Company and its directors and officers may designate to evaluate the effectiveness of the Sub-Adviser’s compliance controls, policies and procedures.

(b) The Sub-Adviser agrees to maintain and implement a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

8.	Annual Contract Renewals.

This Agreement may only continue in effect for a period of more than two years from the date of its execution, if such continuance is specifically approved at least annually by the Board of the Fund. As such, the Sub-Adviser agrees to cooperate fully with GEAM and the Company to provide the Board with any and all relevant information that will enable the Board to make an informed determination as to whether to renew the Agreement for the ensuing year. In that regard, the Sub-Adviser agrees to provide the Board on an annual basis with such relevant information that includes, but is not limited to, the following:

(a) information confirming the financial condition of the Sub-Adviser and the Sub-Adviser’s profitability derived from its relationship with the Fund;

(b) a description of the personnel and services provided by the Sub-Adviser;

(c) information on compliance matters;

(d) comparative information on investment performance and advisory fees;

(e) information regarding brokerage and portfolio transactions; and

(f) information on current legal matters.

9.	Representations and Warranties of Sub-Adviser.

The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by the Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding upon the Sub-Adviser; (v) will promptly notify GEAM of the occurrence of any event that would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the laws of the state in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(b) The Sub-Adviser has adopted a written code of ethics pursuant to Rule 204A-1 under the Advisers Act that also complies with Rule 17j-1 under the 1940 Act (the “Code”), and will provide GEAM and the Board with a copy of that code of ethics, together with evidence of its adoption. Within fifteen (15) days of the end of the last calendar quarter of each year that this Agreement is in effect, the president, any vice president or chief compliance officer of the Sub-Adviser shall certify to GEAM that the Sub-Adviser (i) has complied with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, the details of such violation and of the appropriate action that was taken in response to such violation and (ii) has adopted procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating the Code. On an annual basis, the Sub-Adviser shall provide a written report to the Board and GEAM pursuant to Rule 17j-1(c)(2) under the 1940 Act, and upon a reasonable written request from GEAM, furnish to GEAM all other records relevant to the Sub-Adviser’s code of ethics as it relates to this Agreement.

10.	Representations and Warranties of GEAM.

GEAM represents, warrants and agrees that GEAM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by GEAM of this Agreement does not contravene or constitute a default under any agreement binding upon GEAM; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify GEAM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the Laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

11.	Duty to Update Information.

The parties hereto shall promptly notify each other in writing regarding any change to the foregoing representations and warranties.

12.	Limitation Of Liability.

The Sub-Adviser shall not be liable to the Company or GEAM for any loss suffered by the Fund, the Company or its shareholders or by GEAM in connection with the matters to which this Agreement relates, except (a) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, and (b) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, Sub-Adviser shall be liable for any loss suffered by the Fund, the Company or its shareholders or by GEAM as a result of any negligent act or omission by Sub-Adviser relating to or arising out of any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement.

13.	Indemnification.

(a) GEAM agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”) harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i) GEAM’s breach of its duties under this Agreement; or

(ii) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of GEAM or any of its directors, officers or employees in the performance of GEAM’s duties and obligations under this Agreement, except to the extent such loss results from the Sub-Adviser’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of Sub-Adviser’s duties and obligations under this Agreement.

(b) The Company agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to GEAM or the Company by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement).

(c) The Sub-Adviser agrees to indemnify and hold GEAM, its officers and directors, and any person who controls GEAM within the meaning of Section 15 of the 1933 Act, and the Company harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i) any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to GEAM or the Company by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement;

(ii) Sub-Adviser’s breach of its duties under this Agreement; or

(iii) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Sub-Adviser or any of its directors, officers or employees in the performance of the Sub-Adviser’s duties and obligations under this Agreement, except to the extent such loss results from the Company’s or GEAM’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of their respective duties and obligations under the Advisory Agreement or this Agreement.

14.	Survival of Representations and Warranties.

All representations and warranties made by the Sub-Adviser and GEAM pursuant to Sections 9 and 10, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

15.	Duration and Termination.

(a) This Agreement shall become effective upon the date first above written and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b) This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the Fund’s outstanding voting securities, on 60 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by GEAM: (i) upon 60 days’ written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Section 9 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on 60 days’ written notice to GEAM. This Agreement will terminate automatically in the event of its assignment, including without limitation, a change of control of the Sub-Adviser, or upon termination of the Advisory Agreement.

16.	Change of Control of the Sub-Adviser.

In the event that this Agreement is automatically terminated as a result of a change in control of the Sub-Adviser and GEAM and the Board approve to retain the Sub-Adviser as a sub-adviser to the Fund, the Sub-Adviser will be liable to the Company and GEAM for all direct and indirect costs resulting from a change of control of the Sub-Adviser, including without limitation all costs associated with proxy solicitations, Board meetings, and revisions to prospectuses, statements of additional information and marketing materials, in connection with the re-hiring of the Sub-Adviser as sub-adviser to the Fund. The understandings and obligations set forth in this Section 16 shall survive the termination of this Agreement and shall be binding upon the Sub-Adviser’s successor(s) and/or assign(s).

17.	Confidentiality.

During the term of this Agreement, and at all times thereafter, the Sub-Adviser shall not itself, or assist anyone else to, directly or indirectly, disclose to any person or entity Confidential Information of GEAM, the Company or the Fund, now known or subsequently learned by the Sub-Adviser. “Confidential Information” shall mean any information, whether written or oral, and materials furnished to or obtained by the Sub-Adviser, including but not limited to that which relates to GEAM, the Company, the Fund, and their affiliates, clients, customers, vendors, or other third party’s research, development, trade secrets, techniques, processes, procedures, plans, policies, business affairs, marketing activities, discoveries, hardware, software, screens, specifications, designs, drawings, data and other information and materials, regardless of its form, other than information in the public domain.

18.	Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment to the terms of this Agreement shall be effective until approved by a vote of a majority of the Fund’s outstanding voting securities (unless the Company receives an SEC exemptive order or opinion of counsel, or the issue is the subject of a position of the SEC or its staff, permitting it to modify the Agreement without such vote).

19.	Governing Law.

This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.	Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

GE ASSET MANAGEMENT INCORPORATED

BY:
Name: Jeanne M. LaPorta Title: Senior Vice President & Commercial Operations Leader

GE INVESTMENTS FUNDS, INC., ON BEHALF OF SMALL-CAP EQUITY FUND, A SERIES OF GE INVESTMENTS FUNDS, INC., SOLELY WITH RESPECT TO SECTION 13(b) OF THIS AGREEMENT

BY:
Name: Jeanne M. LaPorta
Title: President and Director of GE Investments Funds, Inc.

SOUTHERNSUN ASSET MANAGEMENT, LLC

BY:
Name: William P. Halliday
Title: Chief Operating Officer

SCHEDULE A

Fees Paid to the Sub-Adviser

The Sub-Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth below:

[FEE REDACTED]

The foregoing breakpoints and the annual rate to be paid by GEAM to the Sub-Adviser shall be based on the net assets attributable to the aggregate Allocated Assets of all the small-cap equity strategy managed by GEAM and sub-advised by the Sub-Adviser.

For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Company, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty (30) days of the date of termination.